[LOGO] NEW SOUTH                                                    Exhibit 99.1
       FEDERAL SAVINGS BANK

                      New South Motor Vehicle Trust 2002-A
                       Class A-1 1.44% Asset Backed Notes
                       Class A-2 1.94% Asset Backed Notes
                       Class A-3 3.03% Asset Backed Notes
                             Servicer's Certificate

                                                                     Page 1 of 2

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among New South Motor Vehicle Trust 2002-A, as Issuer, New South Federal Savings Bank, as Servicer and Custodian, Bond Securitization, L.L.C., as Seller, and JPMorgan Chase Bank, as the Indentrue Trustee, dated as of November 26, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined, in the Sale and Servicing Agreement, in the Indenture.

The undersigned hereby certifies that to the knowledge of the Servicer, no Servicer Default has occurred.

----------------------------------------   ----------------------------------------------------------------------------------------
Monthly Period Beginning:    11/01/2002                                                                                Original
Monthly Period Ending:       11/30/2002    Purchases                     Units      Cut-off Date     Closing Date    Pool Balance
Prev. Payment/Close Date:    11/26/2002    ----------------------------------------------------------------------------------------
Payment Date:                12/16/2002    Initial Purchase             11,201       10/31/2002       11/26/2002    $125,991,299.79
Days in Collection Period:           30    Subsequent Purchase
----------------------------------------

                                                                    ---------------------------------------------------------------
                                           Total                        11,201                                      $125,991,299.79
                                           ----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I.      MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

   {1}  Beginning of period Aggregate Principal Balance                                                        {1}  $125,991,299.79
                                                                                                                    ---------------

   {2}  Purchase of Subsequent Receivables                                                                     {2}  $          0.00
                                                                                                                    ---------------

        Monthly Collections

          {3}  Collections on Receivables outstanding at end of period                               {3} $  2,814,991.97
                                                                                                        -----------------
          {4}  Collections on Receivables paid off during period                                     {4} $  2,769,440.07
                                                                                                        -----------------
          {5}  Receivables becoming Liquidated Receivables during period                             {5} $          0.00
                                                                                                        -----------------
          {6}  Receivables becoming Purchased Receivables during period                              {6} $     19,052.91
                                                                                                        -----------------
          {7}  Other Receivables adjustments                                                         {7} $          0.00
                                                                                                        -----------------
          {8}  Less amounts allocable to Interest and Service Fee                                    {8} $  1,064,565.27
                                                                                                        -----------------
          {9}  Less Supplemental Servicing Fees taken out of liquidations                            {9} $          0.00
                                                                                                        -----------------

          {10} Total Monthly Principal Amounts                                                                 {10} $  4,538,919.68
                                                                                                                    ---------------

   {11} End of period Aggregate Principal Balance                                                              {11} $121,452,380.11
                                                                                                                    ===============

   {12} Pool Factor   ( {11} / Original Pool Balance)                                                          {12}      96.3974340%
                                                                                                                    ===============

-----------------------------------------------------------------------------------------------------------------------------------
II.     MONTHLY PERIOD NOTE BALANCE CALCULATION:            Class A-1       Class A-2       Class A-3                    TOTAL
--------------------------------------------------------    ---------       ---------       ---------                    -----
   {13} Original Note Balance                       {13}  $35,000,000.00  $45,400,000.00  $56,951,213.00            $137,351,213.00
-------------------------------------------------------- --------------------------------------------------------------------------


   {14} Beginning of period Note Balance            {14}  $35,000,000.00  $45,400,000.00  $56,951,213.00            $137,351,213.00
                                                         --------------------------------------------------------------------------

   {15} Noteholders' Principal Distributable Amount {15}  $ 4,538,919.68  $         0.00  $         0.00            $  4,538,919.68
                                                         --------------------------------------------------------------------------

   {16} End of period Note Balance                  {16}  $30,461,080.32  $45,400,000.00  $56,951,213.00            $132,812,293.32
                                                         ==========================================================================

                                                         --------------------------------------------------------------------------
   {17} Note Pool Factors  ( {16} / {13} )          {17}      87.0316581%    100.0000000%    100.0000000%                96.6953916%
                                                         ==========================================================================

                                                                         ----------------------------------------------------------
        Receivables with Scheduled Payment                                  Units            Dollars             Percentage
         delinquent more than $10.                                       ----------------------------------------------------------

          {18} 31-59 days                                            {18}            119    1,152,300.62            0.95%
          {19} 60-90 days                                            {19}              1       13,012.25            0.01%
          {20} over 90 days                                          {20}              0            0.00            0.00%
                                                                         ----------------------------------------------------------
          {21} Receivables with Scheduled Payment                    {21}            120    1,165,312.87            0.96%
                delinquent more than 30 days at end of period
                                                                         ----------------------------------------------------------

          {22} Repossessions                                         {22}              1        9,346.72       0.0076958%

        Delinquency Rate (Loans delinquent more than $10)

          {23} Receivables with Scheduled Payment delinquent 60
                days or more at end of period ({19} + {20})                                         {23} $     13,012.25
                                                                                                        ----------------
          {24} End of period Aggregate Principal Balance ({11})                                     {24} $121,452,380.11
                                                                                                        ----------------

          {25} Current Delinquency Rate ({23}/ {24})                                                {25}                       0.01%
                                                                                                                         ----------
          {26} Prior Monthly Period Delinquency Rate                                                {26}                       0.00%
                                                                                                                         ----------
          {27} Second prior Monthly Period Delinquency Rate                                         {27}                       0.00%
                                                                                                                         ----------

          {28} Rolling Average Delinquency Rate ({25} + {26} + {27}) / 3)                           {28}                       0.00%
                                                                                                                         ----------

        Net Loss Rate

          {29} Net Liquidation Losses in Current Period                              {29}            $0.00
                                                                                          ----------------
          {30} Cumulative Net Liquidation Losses from Prior Collection Period        {30}  $         $0.00
                                                                                          ----------------
          {31} Cumulative Net Liquidation Losses ({29}+{30} / Original Pool Balance  {31}  $         $0.00         0.000%
                                                                                          ----------------
          {32} Beginning of Period Aggregate Principal Balance {1}                   {32}  $125,991,299.79
                                                                                          ----------------
          {33} Annualized  Net Loss Rate for this collection period ({29} / {32})    {33}             0.00%
          {34} Annualized  Net Loss Rate for first prior collection period           {34}             0.00%
                                                                                          ----------------
          {35} Annualized  Net loss Rate for second prior collection period          {35}             0.00%
                                                                                          ----------------
          {36} Rolling Average Net Loss Rate ({33} + {34} + {35} / 3)                {36}             0.00%
                                                                                          ----------------

        Servicer Default Compliance Tests

          {37} Current Pool Factor                                 96.69539%
          {38} If Pool Factor is Greater than or Equal to 25%:
               (i) 3 Mos Rolling Average Delinquency Rate GT 2.50%?          NO
               (ii) 3 Mos Rolling Average Net Loss Rate GT 5.85%?            NO

          {39} If Pool Factor is Less than 25%:
               (i) 3 Mos Rolling Average Delinquency Rate GT 3.50%?          NO
               (ii) 3 Mos Rolling Average Net Loss rate GT 6.85%?            NO

-----------------------------------------------------------------------------------------------------------------------------------
III.    RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
   {40} Beginning of period Pre-Funding Account balance                                       {40}                  $ 10,000,000.00
                                                                                                                    ---------------
   {41} Purchase of Subsequent Receivables                                                    {41} $           0.00
                                                                                                  -----------------
   {42} Investment Earnings                                                                   {42} $       1,822.26
                                                                                                  -----------------
   {43} Investment Earnings Transfer to Collections Account                                   {43} $       1,822.26
                                                                                                  -----------------
   {44} Total Net Month Activity                                                              {44}                  $          0.00
                                                                                                                    ---------------
   {45} End of period Pre-Funding Account balance                                             {45}                  $ 10,000,000.00
                                                                                                                    ===============

-----------------------------------------------------------------------------------------------------------------------------------
IV.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

   {46} Beginning of period Capitalized Interest Account balance                              {46}                  $     38,150.40
                                                                                                                    ---------------

   {47} Monthly Capitalized Interest Amount Transfer to Collections Account                   {47} $       8,000.00
                                                                                                  -----------------
   {48} Investment Earnings                                                                   {48} $           6.96
                                                                                                  -----------------
   {49} Investment Earnings Transfer to New South                                             {49} $           6.96
                                                                                                  -----------------
   {50} Payment of Remaining Capitalized Interest Account at End of                           {50} $           0.00
         Pre-funding Perod to New South
                                                                                                  -----------------
   {51} Total Net Monthly Activity                                                            {51}                       ($8,000.00)
                                                                                                                    ---------------
   {52} End of period Capitalized Interest Account balance                                    {52}                  $     30,150.40
                                                                                                                    ===============
                                                                                                                    ---------------

-----------------------------------------------------------------------------------------------------------------------------------
V.      RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
        Available Funds:

          {53} Collections on Receivables during period (net of                               {53} $   5,584,432.04
                Liquidation Proceeds and Fees)
                                                                                                  -----------------
          {54} Liquidation Proceeds collected during period                                   {54} $           0.00
                                                                                                  -----------------
          {55} Purchase Amounts deposited in Collection Account                               {55} $      19,052.91
                                                                                                  -----------------
          {56} Monthly Capitalized Interest Amount                                            {56} $       8,000.00
                                                                                                  -----------------
          {57} Investment Earnings - Collection Account                                       {57} $         665.53
                                                                                                  -----------------
          {58} Investment Earnings - Transfer From Pre-funding Account                        {58} $       1,822.26
                                                                                                  -----------------
          {59} Investment Earnings - Transfer From Reserve Account                            {59} $           0.00
                                                                                                  -----------------
          {60} Servicer Advances                                                              {60} $           0.00
                                                                                                  -----------------
          {61} Other Collections                                                              {61} $     159,541.96
                                                                                                  -----------------
          {62} Reserve Account Draw Amount                                                    {62} $           0.00
                                                                                                  -----------------
          {63} Note Policy Draw Amount                                                        {63} $           0.00
                                                                                                  -----------------
          {64} Total Available Funds                                                          {64}                  $  5,773,514.70
                                                                                                                    ---------------


        Distributions:

          {65} Base Servicing Fee - to Servicer                                               {65} $       3,985.49
                                                                                                  -----------------
          {66} Amounts collected in respect of interest accrued on the
                Receivables prior to Closing Date or Funding Date.                            {66} $   1,046,321.20
                                                                                                  -----------------
          {67} Supplemental Fees - reimbursed to Servicer                                     {67} $           0.00
                                                                                                  -----------------
          {68} Servicer Advances - reimbursed to Servicer                                     {68} $           0.00
                                                                                                  -----------------
          {69} Monthly Indenture Trustee Fee                                                  {69} $         333.33
                                                                                                  -----------------
          {70} Monthly Owner Trustee Fee                                                      {70} $         333.33
                                                                                                  -----------------

               Noteholders' Interest Distributable Amount
               ------------------------------------------------------------------------------------
                                Beginning    Interest  Interest                         Calculated
                    Class      Note Balance  Carryover   Rate    Days     Days Basis     Interest
               ------------------------------------------------------------------------------------
          {71}   Class A - 1 $ 35,000,000.00         0  1.44000%   20   Actual days/360 $ 28,000.00 {71} $   28,000.00
                                                                                                        --------------

          {72}   Class A - 2 $ 45,400,000.00         0  1.94000%   19       30/360      $ 46,484.56 {72} $   46,484.56
                                                                                                        --------------

          {73}   Class A - 3 $ 56,951,213.00         0  3.03000%   19       30/360      $ 91,074.48 {73} $   91,074.48
               ------------------------------------------------------------------------------------     --------------
          {74} Insurance Premium - to Ambac                                                         {74} $   18,062.63
                                                                                                        --------------
               Noteholders' Principal Distributable Amount
               ---------------------------------------
                               Principal
                    Class    Distributable
               -----------------------------
          {75}   Class A - 1 $  4,538,919.68                                                        {75} $4,538,919.68
                                                                                                        --------------
          {76}   Class A - 2 $          0.00                                                        {76} $        0.00
                                                                                                        --------------
          {77}   Class A - 3 $          0.00                                                        {77  $        0.00
               -----------------------------                                                            --------------
          {78} Reimbursement of Draws on Insurance Policy                                           {78} $        0.00
                                                                                                        --------------
          {80} Other Amounts Payable to the Insurer                                                 {80} $        0.00
                                                                                                        --------------
          {81} Additional Trustee Fees                                                              {81} $        0.00
                                                                                                        --------------
          {82} Payment to Certificateholder                                                         {82} $        0.00
                                                                                                        --------------
   {83} Total Distributions                                                                                   {83} $   5,773,514.70
                                                                                                                  =================
                                                                                                                  -----------------
-----------------------------------------------------------------------------------------------------------------------------------
VI.     RECONCILIATION OF RESERVE ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------

   {84} Initial Reserve Account Deposits                                                            {84}           $     683,000.00
                                                                                                                  -----------------
   {85} Beginning of period Reserve Account balance                                                 {85}           $           0.00
                                                                                                                  -----------------
        Additions to Reserve Account

          {86} Deposits from Collections Account                                                    {86} $        0.00
                                                                                                        --------------
          {87} Investment Earnings                                                                  {87} $        0.00
                                                                                                        --------------
          {88} Total Additions                                                                      {88}           $     683,000.00
                                                                                                                  -----------------
        Deductions From Reserve Account

          {89} Reserve Account Draw Amount                                                          {89} $        0.00
                                                                                                        --------------
          {90} Investment Earnings - Transfer to the Collection Account                             {90} $        0.00
                                                                                                        --------------
          {91} Excess Reserve Amount                                                                {91} $        0.00
                                                                                                        --------------
          {92} Total Deductions                                                                     {92}           $           0.00
                                                                                                                  -----------------
   {93} Reserve Account balance                                                                           {93}     $     683,000.00
                                                                                                                  -----------------

        Specified Reserve Account Compliance Test (Target reserve is 5% of pool balance; 7% if delinquency or loss rate test failed)
           During Pre-Funding Period

          {94} 1% of the Original Pool Balance                                                      {94} $1,259,913.00
                                                                                                        --------------
          {95} 5% of the Pool Balance                                                               {95} $6,072,619.01
                                                                                                        --------------
           After Pre-Funding Period
          {96} Floor Amount  (1% of the Original Pool Balance)              {96}   $ 1,259,913.00

          {97} Current Pool Factor                                 96.39743%
          {98} If Pool Factor is Greater than or Equal to 25%:
               (i) Rolling average delinquency rate GT 1.75%?   NO
               (ii) Rolling average net loss rate GT 4.75%?     NO

          {99} (x) If Pool Factor is Less than 25%:
               (i) Rolling average delinquency rate GT 2.75%?   NO
               (ii) Rolling average net loss rate GT 5.75%?     NO

         {100} Specified Reserve Account Calculation                                               {100} $6,072,619.01
                                                                                                        --------------
               Distributions expressed as a dollar amount per $1,000 of the initial principal balance of the Class A Notes {Section 5.9 (a))

               --------------------------------------------------------------------------------------------------------------------
         {101}        A-1                  A-2                    A-3            Payable from       Payable from    Servicing Fee
               --------------------------------------------------------------------------------------------------------------------
                   Principal            Principal              Principal           Reserve           Note Policy        Paid
               --------------------------------------------------------------------------------------------------------------------
                   $ 129.68               $ 0.00                $  0.00            $  0.00            $  0.00          $ 0.03
               --------------------------------------------------------------------------------------------------------------------
                    Interest             Interest               Interest
               ---------------------------------------------------------------
                   $   0.80               $ 1.02                $  1.60
               ---------------------------------------------------------------
               Interest Carryover    Interest Carryover     Interest Carryover

               ---------------------------------------------------------------
                   $   0.00               $ 0.00                $  0.00
               ---------------------------------------------------------------

By:            /s/ Jody Edwards
               ----------------
Name:          Jody Edwards
               ------------
Title:         Assistant Vice President, Investor Accounting
               ---------------------------------------------
Date:          December 16, 2002
               -----------------

[LOGO] NEW SOUTH
       FEDERAL SAVINGS BANK

                             REPURCHASED RECEIVABLES
                             Month Ending 11/30/2002

This Servicer's Certificate has been prepared pursuant to Section 3.2 of the Sale and Servicing Agreement among New South Motor Vehicle Trust 2002-A, as Issuer, New South Federal Savings Bank, as Servicer, Bond Securitization, L.L.C., as Seller, and The JPMorgan Chase Bank, as the Indenture Trustee, dated as of November 26, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

Loan                      Principal         Total
Number    Name            Remitted          Repurchased
---------------------------------------------------------
  7885461 Bell,WD                 3,267.37     3,267.37
  7897631 Breece, TD             12,592.13    12,592.13
  5000853 Jennings, M             3,193.41     3,193.41

                                              19,052.91

[LOGO] NEW SOUTH
       FEDERAL SAVINGS BANK

                             LIQUIDATED RECEIVABLES
                             Month Ending 11/30/2002

This Servicer's Certificate has been prepared pursuant to Section 4.3 of the Sale and Servicing Agreement among New South Motor Vehicle Trust 2002-A, as Issuer, New South Federal Savings Bank, as Servicer, Bond Securitization, L.L.C., as Seller, and The JPMorgan Chase Bank, as the Indenture Trustee, dated as of November 26, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

                                                                 Net
Loan                Liquidation     Supplemental    Servicing    Liquidation  Principal    Net Gain
Number    Name      Proceeds        Service Fee     Advances     Proceeds     Balance      /Loss
----------------------------------------------------------------------------------------------------